UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2017

Black Box Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18706	95-3086563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Park Drive Lawrence, Pennsylvania	15055
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 746-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On August 8, 2017, Black Box Corporation (the "Company") held its annual meeting of stockholders (the "2017 Annual Meeting"). The final voting results of the following proposals voted on at the 2017 Annual Meeting, each as described in further detail in the definitive proxy statement filed by the Company on June 29, 2017 (File No. 000-18706) (the "Proxy Statement") are provided below.

Proposal 1. Each of the nominees for election to the Board was elected to hold office for a one-year term and until his respective successor is elected and qualified by the following votes:

Name	For	Withheld	Broker Non-Votes
Cynthia J. Comparin	12,361,487	95,435	1,536,538
Richard L. Crouch	12,160,319	296,603	1,536,538
Richard C. Elias	12,317,079	139,843	1,536,538
Thomas W. Golonski	12,156,168	300,754	1,536,538
Thomas G. Greig	12,160,528	296,394	1,536,538
John S. Heller	12,319,321	137,601	1,536,538
William H. Hernandez	12,246,288	210,634	1,536,538
E.C. Sykes	12,250,204	206,718	1,536,538
Joel T. Trammell	12,310,229	146,693	1,536,538

Proposal 2. The ratification of the appointment by the Audit Committee of the Board of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2018 was approved by the following vote:

For:	13,863,680
Against:	124,975
Abstained:	4,805
Broker Non-Votes:	0

Proposal 3. The compensation of the Company's named executive officers, as disclosed in the Proxy Statement for the 2017 Annual Meeting, was approved, on a non-binding advisory basis, by the following vote:

For:	11,216,490
Against:	1,233,591
Abstained:	6,840
Broker Non-Votes:	1,536,539

Proposal 4. The frequency of the non-binding advisory vote regarding compensation of the Company's named executive officers, as disclosed in the Proxy Statement for the 2017 Annual Meeting, was recommended, on a non-binding advisory basis, by the following vote:

Every Year:	9,481,374
Every 2 Years:	8,882
Every 3 Years:	2,961,631
Abstained:	5,037
Broker Non-Votes:	1,536,536

In light of the stockholder vote at the Annual Meeting on Proposal 4 as reported above, the Board has determined that the Company will include a non-binding, advisory vote in its proxy materials for its annual meeting of stockholders to approve the compensation of its named executive officers as disclosed in such proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Proposal 5. The Amended and Restated 2008 Long-Term Incentive Plan was approved by the following vote:

For:	11,491,992
Against:	958,059
Abstained:	6,870
Broker Non-Votes:	1,536,539

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK BOX CORPORATION

Date: August 14, 2017

By: /s/ DAVID J. RUSSO

David J. Russo
Senior Vice President, Chief Financial Officer
and Treasurer (Principal Accounting Officer)

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